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                                                                     Exhibit 11

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the captions "Financial Highlights" and "Legal Counsel and Independent Auditors" in the Prospectus and "Additional Information - Independent Auditors" in the Statement of Additional Information and to the use of our report on Needham Growth Fund dated February 23, 1998, in this Registration Statement (Form N-1A 33-98310) of The Needham Funds, Inc.

                                               /s/ ERNST & YOUNG LLP
                                               ---------------------

New York, New York
April 27, 1998